Exhibit 10.1

CONFORMIS, INC.

AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

June 29, 2015

CONFORMIS, INC.
AMENDED AND RESTATED
INFORMATION AND REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of June 29, 2015 by and among ConforMIS, Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Exhibit A (each an “Investor” and, collectively, the “Investors”).

RECITALS

A. The Company and the Investors have previously entered into an Amended and Restated Information and Registration Rights Agreement dated as of June 15, 2015 (the “Prior Agreement”).

B.                                    The Company and the Investors desire to amend and replace the Prior Agreement with this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.                                      Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

1.1                               “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2                               “Confidentiality Agreement” shall mean an agreement in form and substance satisfactory to the Company relating to the nondisclosure and non-use of Company proprietary or confidential information entered into between the Company and any Investor.

1.3                               “Convertible Securities” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock.

1.4                               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.5                               “Financing Documents” shall mean the Purchase Agreements, this Agreement, the Amended and Restated Voting Agreement dated as of July 16, 2013 and the Co-Sale Agreement dated as of July 16, 2013, each as may be amended from time to time.

1.6                               “Form S-3” shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

1.7                               “Holder” shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by Section 14.

1.8                               “Initiating Holders” shall mean Holders who in the aggregate hold at least 25% of the Registrable Securities.

1.9                               “Liquidation Event” shall have the same meaning for such term as set forth in the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time.

1.10                        “Major Investor” shall mean any Investor holding at least 300,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and any Wellington Investor.

1.11                        “Major Series E Investor” shall mean, subject to Section 14, any Investor holding at least 1,200,000 shares of Series E-1 Preferred Stock, Series E-2 Preferred Stock, or a combination thereof (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and any Senior Investor.

1.12                        “Material Adverse Event” shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in determining a “Material Adverse Event”:  (a) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and (b) any adverse change, event or effect that is directly attributable to conditions affecting the Company’s industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.  The party asserting that a Material Adverse Event has occurred shall have the burden of proof by a preponderance of the evidence with respect to any dispute regarding whether a change, event or effect is or is not “directly attributable to” any of the foregoing.

1.13                        “New Securities” shall mean any capital stock of the Company, whether authorized or not, and any rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into or exercisable for said capital stock; provided that “New Securities” does not include (i) the Convertible Securities or the Company’s Common Stock, $0.00001 par value per share (the “Common Stock”), issuable upon conversion of the Convertible Securities, including without limitation Convertible Securities issued pursuant to the Purchase Agreements after August 13, 2014; (ii) securities issued as a dividend or distribution with respect to the Convertible Securities; (iii) securities offered to the public pursuant to a Registration Statement filed under the Securities Act; (iv) securities issued pursuant to the acquisition by the Company of another corporation or entity by consolidation, corporate reorganization, or merger, or purchase of all or substantially all of the assets of such corporation or entity as approved by the Company’s Board of Directors; (v) securities issued to the Company’s officers, directors, employees, contractors, consultants, advisors and other agents as designated and approved by the Company’s Board of Directors; (vi) securities issued without consideration pursuant to a stock dividend, stock split, or similar transaction approved by the Company’s Board of Directors; (vii) securities issued in connection with equipment leasing, real estate leasing, bank or similar debt financing or similar transactions approved by the Company’s Board of Directors; (viii) securities issued to vendors, customers, suppliers, manufacturers, licensees or licensors or pursuant to similar strategic transactions as approved by the Company’s Board of Directors; (ix) securities issued or issuable upon conversion or exercise of convertible or exercisable securities outstanding as of the date hereof; and (x) any other securities issued on terms approved by (A) the holders of a majority of the outstanding Series E-1 Preferred Stock and Series E-2 Preferred Stock, voting together as a single class (on an as-converted basis), (B) the holders of a majority of the outstanding Registrable Securities and (C) each Major Series E Investor.

1.14                        “Principal Investor” shall mean any Investor holding at least 600,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and any Wellington Investor.

1.15                        “Purchase Agreements” shall mean the Series E-1 Preferred Stock Purchase Agreement, dated as of June 24, 2011, as amended, and the Series E-2 Preferred Stock Purchase Agreement dated October 18, 2011, as amended.

1.16                        “Qualifying IPO” shall mean the closing of a firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public with aggregate proceeds to the Company of not less than $50,000,000 (before deduction for underwriters commissions and expenses) and a per share price not less than $10.00 per share (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like).

1.17                        The terms “Register”, “Registered”, and “Registration” refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2 or S-3 in compliance with the Securities Act of 1933, as amended (“Registration Statement”), and the declaration or ordering of the effectiveness of such Registration Statement.

1.18                        “Registrable Securities” shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion of any of the Company’s Convertible Securities, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 13 of this Agreement.

1.19                        “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 6 or 7 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for all Holders (if different from counsel to the Company) of up to an aggregate of $50,000 per Registration, blue sky fees and expenses, fees and expenses related to the Financial Industry Regulatory Authority and the expense of any special audits incident to or required by any such registration. For the avoidance of doubt, for the purposes of the payment of Registration Expenses only, any offer and sale of Common Stock by Holders in connection with an underwritten offering pursuant to Section 6.5 hereof under the Resale Registration Statement shall constitute a Registration separate and apart from the filing and declaration of effectiveness of the Resale Registration Statement pursuant to Section 6.2 hereof.

1.20                        “Registration Investor” shall mean any Investor holding at least 1,000,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and any Wellington Investor.

1.21                        “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.22                        “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

1.23                        “Senior Investor” shall mean each of Tasik Temenggor Investments (Cayman Islands) Limited (“Tasik”), Stanhope Investments (“Stanhope”) and Procific (“Procific”) and, subject to Section 14, their respective permitted successors and assigns, provided that in each case such Investor continues to qualify as a Principal Investor hereunder and that no Liquidation Event or Qualifying IPO has occurred.

1.24                        “Wellington Investor” shall mean each of Alpha Opportunities Fund, Alpha Opportunities Trust, Hartford Growth Opportunities HLS Fund, Hawkes Bay Master Investors (Cayman) LP, Mid Cap Stock Fund, Mid Cap Stock Trust, North River Investors (Bermuda) L.P., North River Partners, L.P., Salthill Investors (Bermuda) L.P., and Salthill Partners, L.P. and, subject to Section 14, their respective permitted successors and assigns.

2.                                      Financial Statements and Reports to Stockholders; Inspection Rights.

2.1                               Financial Statements and Reports to Investors.  The Company shall deliver to each Investor:

(a)                                 as soon as practicable after the end of each fiscal year of the Company, and in any event within 180 days thereafter, an audited consolidated balance sheet of the Company as of the end of such year and audited consolidated statements of income, stockholders’ equity and cash flow for such year, which year-end financial reports shall be in reasonable detail and shall be prepared in accordance with generally accepted accounting principles and accompanied by the opinion of independent public accountants of recognized standing selected by the Company;

(b)                                 contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of Common Stock; and

(c)                                  such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (c) or any other subsection of Section 2 to provide information which it deems in good faith to be a trade secret or confidential information.

2.2                               Monthly Financial Statements and Reports to Major Investors.  In addition to the items described in Section 2.1, the Company shall deliver to each Major Investor:

(a)                                 as soon as practicable after the end of the first eleven months of any fiscal year, and in any event within 30 days thereafter, consolidated balance sheets of the Company as of the end of such month, and consolidated statements of income and cash flow for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes) and signed by the Chief Financial Officer or Chief Executive Officer of the Company certifying that they fairly and accurately present the financial condition and results of operation of the Company, subject to changes resulting from year-end audit adjustment;

(b)                                 as soon as practicable after the end of the first three quarters of any fiscal year, and in any event within 60 days thereafter, consolidated balance sheets of the Company as of the end of such quarter, and consolidated statements of income and cash flow for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes) and signed by the Chief Financial Officer or Chief Executive Officer of the Company certifying that they fairly and accurately present the financial condition and results of operation of the Company, subject to changes resulting from year-end audit adjustment; and

(c)                                  upon request by such Major Investor, as soon as practicable following submission to and approval by the Board of Directors of the Company, an operating budget and plan (the “Plan”) respecting the next fiscal year and a summary of such Plan together with any update of the Plan as such update is prepared.

2.3                               Inspection.  The Company shall permit each Principal Investor, at such Principal Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances, and accounts with its officers, all at such reasonable times as may be requested by each such Principal Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.3 to provide any information which it reasonably considers to be a trade secret or confidential information.  Subject to Section 14, the rights of a Principal Investor under this Section 2.3 may not be assigned as part of such Principal Investor’s sale to any person or entity not directly or indirectly affiliated with such Principal Investor of any of the Registrable Securities or Convertible Securities except with the consent of the Company, which consent shall not be unreasonably withheld or delayed.

2.4                               Quarterly Management Reports and Other Information.

(a)                                 Management Reports.  The Company shall deliver to each Major Series E Investor and each Wellington Investor, subject to a Confidentiality Agreement, quarterly comparisons of the Company’s actual financial performance relative to the most recent budget for such period approved by the Company’s Board of Directors.

(b)                                 Exclusions from Rights.  So long as a Major Series E Investor is subject to a Confidentiality Agreement, the exclusions from the information and inspection rights set forth in Sections 2.1(c) and 2.3, respectively, shall only apply to such Major Series E Investor with respect to, and then only to the extent of, disclosures which are reasonably likely to cause the Company to waive attorney-client privilege or lose trade secret protection, or which otherwise would cause the Company to breach a material contractual obligation to a third party.

3.                                      Right of First Refusal.

3.1                               Right of First Refusal of New Securities.  The Company hereby grants to each Major Investor the right of first refusal to purchase up to its “Pro Rata Share” (as defined below) of New Securities which the Company may, from time to time, propose to sell and issue after the date hereof.  The Major Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities.  The “Pro Rata Share” of each Major Investor, for purposes of this right of first refusal, is the ratio of (i) the total number of shares of Common Stock held by such Major Investor (including any shares of Common Stock into which shares of Convertible Securities held by such Major Investor are convertible) to (ii) the total number of shares of Common Stock and Common Stock warrants, rights or options outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of the Convertible Securities are convertible, and including, for purposes of this calculation, shares of Common Stock reserved under the Company’s employee stock option plan).

3.2                               Notice; Reallotment.  In the event the Company proposes to undertake an issuance of New Securities, it shall give to each Major Investor written notice (the “Notice”) of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, the number of shares which such Major Investor is entitled to purchase pursuant to Section 3.1, and a statement that each Major Investor shall have 20 days to respond to such Notice.  Each Major Investor shall have 20 days from the date of receipt of the Notice to agree to purchase any or all of its Pro Rata Share of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms.  The Company shall promptly inform in writing each Senior Investor of any New Securities for which Major Investors were entitled to subscribe but which were not subscribed for.  During the 10 day period commencing after receipt of such information, each Senior Investor shall be entitled to purchase up to its “Reallotment Pro Rata Share” (as defined below) of the New Securities for which Major Investors were entitled to subscribe but which were not subscribed for.  The “Reallotment Pro Rata Share” of each Senior Investor, for purposes of this participation right, is the ratio of (a) the total number of shares of Common Stock held by such Senior Investor (including any shares of Common Stock into which shares of Convertible Securities held by such Senior Investor are convertible) to (b) the total number of shares of Common Stock held by all Senior Investors exercising their rights of first refusal (including any shares of Common Stock into which shares of Convertible Securities held by such Senior Investors are convertible).

3.3                               Sale of New Securities.  In the event a Major Investor fails to exercise in full its right of first refusal within such 20 day period and a Senior Investor fails to exercise in full its additional right of first refusal within such 10 day period thereafter, the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days after the date of such agreement) to sell the New Securities respecting which such Major Investor’s and Senior Investor’s rights were not exercised, at a price and upon general terms no more favorable to the purchaser thereof than specified in the Notice.  In the event the Company has not sold the New Securities within such 90 day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of such agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to such Major Investor and such Senior Investor in the manner provided above.

3.4                               Waiver of Right of First Refusal.  Subject to Section 17.8(h), the right of first refusal granted under this Section 3 may be waived with respect to any particular sale of New Securities as to all Major Investors by Major Investors holding a majority of the Convertible Securities held by all Major Investors (or an equivalent number of shares consisting of Registrable Securities issued upon conversion of the Convertible Securities of the Company or a combination of such Registrable Securities and such Convertible Securities).

4.                                      Other Covenants of the Company.

4.1                               Employee Agreements.  Unless otherwise determined by the Board of Directors, the Company shall require all future officers, directors, and employees of, and consultants to, the Company and its subsidiaries to execute and deliver an Employee Confidential Information and Inventions Agreement in the form approved by counsel to the Company.

4.2                               Stock Purchase and Restriction Agreements.  The Company shall cause all future purchasers of, and all future holders of options to purchase, shares of the Company’s Common Stock to execute and deliver stock purchase agreements providing for a right of repurchase at cost in favor of the Company on unvested shares, a prohibition on the transfer of unvested shares, a lockup or market standoff commitment of up to 180 days, and a right of first refusal in favor of the Company on vested shares terminating upon the Company’s initial public offering of securities pursuant to a Registration Statement.

4.3                               Stock Plans.  The Company may sell shares of stock and grant options to employees, advisors, officers, and directors of, and consultants to, the Company and its subsidiaries only pursuant to a stock option plan or such other arrangements, contracts, or plans as are recommended by management and approved by the Board of Directors; provided that, except as may otherwise be determined by the Board of Directors in any particular instance, options shall be subject to a four year vesting schedule.

4.4                               Notice of Third Party Sales.  If any holder of at least 200,000 shares of Common Stock and/or Convertible Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) of the Company (a “Major Stockholder”) provides notice to the Company of such Major Stockholder’s intent to transfer or assign at least 50,000 of such shares (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like), or any lesser number of shares if in the aggregate Major Stockholders have transferred or assigned more than 200,000 shares (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) in such calendar year, in each case to one or more third parties in non-public market transactions, the Company shall provide prompt notice (the “Third Party Sale Notice”) of such desired transfer or assignment to each Major Series E Investor and each Wellington Investor, including the identity of the third party but only if the Company is expressly authorized to disclose the identity of the third party by the Major Stockholder, and the Company shall authorize and provide assistance as necessary to enable the Major Series E Investors and the Wellington Investors to sell a like number of shares (or larger number of shares with respect to any Major Series E Investor or Wellington Investor if requested by such third party and acceptable to such Major Series E Investor or Wellington Investor), which shares may consist of Registrable Securities issued upon conversion of the Convertible Securities of the Company or a combination of such Registrable Securities and such Convertible Securities, to such third party (if disclosed) or another third party within 60 days of the Major Series E Investors’ and Wellington Investors’ receipt of the Third Party Sale Notice; provided, however, that (a) any such sale shall be in accordance with all applicable state and federal securities laws and (b) in no event shall a Major Series E Investor or Wellington Investor sell shares of Common Stock and/or Convertible Securities of the Company to an actual or reasonably prospective competitor of the Company.

4.5                               Notice of Certain Events.  Notwithstanding anything to the contrary in the Financing Documents, the Company shall provide notice to each Major Series E Investor and each Wellington Investor (a) at least 30 days prior to the declaration or payment of any dividends upon or with respect to any class or series of its stock, (b) at least 45 days prior to the Company intending to take or cause to be taken any action that would result in its classification as a U.S. real property holding corporation for U.S. income tax purposes, (c) within 10 days of the occurrence of any of the following events:  (i) the death or permanent disability (an incapacity rendering one materially unable to perform one’s duties for a period of at least 60 consecutive days) of either Dr. Philipp Lang or Dr. Daniel Steines (each a “Key Person”), (ii) a Key Person ceasing to be actively involved with respect to the management and control of the affairs of the Company, or (iii) a Key Person encountering any legal issues that have or may have a material adverse impact on the Company, including but not limited to if such Key Person has either pled guilty to or been convicted of a felony or a breach of any applicable securities laws, or (d) within 30 days of the Company changing the auditors with respect to its year-end financial reports.

4.6                               Change in Law.  In the event that there is a change in applicable U.S. federal income tax law (as hereinafter defined) or any change in law in a jurisdiction in which the Company is organized or, directly or indirectly, engages in an activity that any Major Series E Investor or Wellington Investor that is not a “U.S. Person” as defined in Regulation S under the Securities Act of 1933, as amended (“Regulation S”), determines in good faith, and in its sole and absolute discretion, may (i) have an adverse effect on the U.S. federal income tax status of the ultimate controlling entity of such Major Series E Investor or Wellington Investor as qualified for the benefits of section 892 of the U.S. Internal Revenue Code (the “IRS Code”), (ii) result in an obligation of such ultimate controlling entity to file an income tax return, or (iii) require the filing of any financial statements or disclosures of the ultimate controlling entity in any jurisdiction other than the country of residence of such ultimate controlling entity, then (1) such Major Series E Investor or Wellington Investor will as soon as reasonably practicable notify the Company of such change in law, and (2) the Company and its affiliates will not withhold consent to a transfer by such Major Series E Investor or Wellington Investor of all or any portion of its investment in the Company and/or any related entity if (i) such transfer is intended by such Major Series E Investor or Wellington Investor to mitigate the impact of such change in law on its ultimate controlling entity; (ii) such transfer does not create adverse tax consequences to either the Company or its stockholders; (iii) such transfer is in accordance with applicable state and federal securities laws; and (iv) the proposed transferee (a) satisfies the requirements applicable to affiliate transfers (other than the requirement that the transferee be an affiliate of such Major Series E Investor or Wellington Investor) and (b) is not in direct competition with the Company.  For purposes of this

Section 4.6, a “change in applicable U.S. federal income tax law” means any amendment to or affecting section 892 of the IRS Code and any change in interpretation of or affecting such section 892 or the return filing requirements referred to in paragraph (a) above by the U.S. Congress, a court, the U.S. Treasury, or the U.S. Internal Revenue Service, it being agreed that any proposed regulation, ruling or pronouncement of any kind issued by the U.S. Treasury and/or the U.S. Internal Revenue Service will constitute a change in applicable U.S. federal income tax law from and after the date on which issued.  The rights of each Major Series E Investor and Wellington Investor under this Section 4.6 shall apply to the transfer of rights under each Financing Document, as appropriate, and shall survive termination or expiration of this Agreement.

4.7                               Publicity.  The Company shall not, without the prior written consent of a Major Series E Investor or Wellington Investor, as applicable, (a) use, whether orally or in writing, in advertising, publicity or otherwise the name, address or other identifying information of such Major Series E Investor or Wellington Investor, any affiliate or any investment adviser of such Major Series E Investor or Wellington Investor or any derivative thereof, or any director, officer or employee of such Major Series E Investor or Wellington Investor, or their respective affiliates or investment advisers, nor any trade name, trademark, trade device, service mark or symbol owned by such Major Series E Investor or Wellington Investor, or by their respective affiliates or investment advisers, (b) represent, directly or indirectly, that any product or service provided by the Company or any of its affiliates has been approved or endorsed by such Major Series E Investor or Wellington Investor, or by their respective affiliates or investment advisers, or (c) disclose, whether orally or in writing, any relationship with such Major Series E Investor or Wellington Investor using the names of such Major Series E Investor or Wellington Investor, or the names of their respective affiliates or investment advisers, for any reason.  Notwithstanding the foregoing, the Company may make any disclosure that is required by law, regulation or legal process.

4.8                               Intellectual Property.

(a)                                 The Company covenants that it shall use commercially reasonable efforts to ensure that the manufacture, use, offer for sale, sale, or importation of any Company product or service shall not infringe any valid and enforceable third party “Intellectual Property” (as defined in the Purchase Agreements).  The Company will have used “commercially reasonable efforts” with respect to each Company product or service, if Company performs a territory-specific clearance search for third party patents before the first offer for sale or sale of such Company product or service in that territory (or corresponding patent region (e.g., the European Union), as the case may be), and the Company takes appropriate action in response to any relevant third-party patents identified during such clearance search, for example, a good faith analysis that it does not infringe such relevant patents, a bona fide legal opinion of non-infringement, invalidity or unenforceability of such relevant patents, the acquisition of any rights necessary to practice such relevant patents, or utilizing an alternative product design deemed in good faith not to infringe such relevant patents.

(b)                                 The Company shall not be obligated to share any information concerning any search, investigation, legal opinion or other activity pursuant to this Section 4.8 with any Investor or other third party if the Company determines in good faith that such information is privileged as attorney-client communications, attorney work product or other statutory or judicially-created class of privileged information, and that such disclosure could reasonably be expected to waive such privilege.

5.                                      Termination of Covenants.  The covenants of the Company set forth in (a) Sections 2 and 3 shall be terminated and be of no further force or effect upon the earlier of (i) immediately prior to the closing of the first public offering of the Common Stock of the Company that is effected pursuant to a Registration Statement filed with, and declared effective by, the Commission under the Securities Act (other than an offering pursuant to a Rule 145 transaction or with respect to an employee benefit plan) (an “IPO”) and (ii) the date the Company registers any securities under the Exchange Act, and such covenants shall terminate as to any Investor as of the date such Investor no longer holds any shares of capital stock of the Company; provided, however, that Section 3 shall not terminate pursuant to (i) or (ii) above as to any of the Major Series E Investors or Wellington Investors until the earlier of a Qualifying IPO or the conversion of all the then outstanding shares of the Company’s Preferred Stock, $0.00001 par value per share, into Common Stock, (b) Section 4 (other than Sections 4.5(b) and 4.6) shall be terminated and be of no further force and effect upon the earlier of (i) a Liquidation Event, (ii) a Qualifying IPO or (iii) the conversion of all the then outstanding shares of the Company’s Preferred Stock, $0.00001 par value per share, into Common Stock, and (c) Sections 4.5(b) and 4.6 shall be terminated and be of no further force and effect upon the earlier of (i) a Liquidation Event and (ii) termination or expiration of any applicable lock-up period (pursuant to Section 15 or otherwise) after an IPO.

6.                                      Demand Registration.

6.1                               Request for Registration on Form Other Than Form S-3  Subject to the terms of this Agreement, in the event that the Company shall receive from the Initiating Holders at any time after the earlier of (a) August 13, 2017 or (b) six months after the closing of the Company’s initial public offering of shares of Common Stock under a Registration Statement, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a form other than Form S-3 for an offering of at least 20% of the then outstanding Registrable Securities (or any lesser percent if the reasonably anticipated aggregate offering price to the public, net of Selling Expenses, would exceed $20,000,000), the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use all reasonable efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company.  The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 6.1 (i) during the period starting with the date 60 days prior to the Company’s estimated date of filing of a Registration Statement, and ending on the date six months immediately following the effective date of a Registration pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) provided that the Company is employing all reasonable efforts in good faith to cause such Registration to become effective or (ii) after the Company has effected two such Registrations pursuant to this Section 6.1 and such Registrations have been declared effective.

6.2                               Request for Registration on Form S-3.  Subject to the terms of this Agreement, if at any time when the Company is eligible to use Form S-3, the Company receives a written request from the Initiating Holders that the Company file a Registration Statement on Form

S-3 of at least 25% of the then outstanding Registrable Securities having an anticipated aggregate offering price to the public, net of Selling Expenses, of at least $5 million (such registration statement, a “Resale Registration Statement”), the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use all reasonable efforts to effect Registration on Form S-3 of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company (collectively, the “Resale Holders”). Such Resale Registration Statement shall permit the Resale Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, subject to compliance with applicable Commission rules, any or all of the Registrable Securities included in the Resale Registration Statement. If the Company is permitted by applicable law, rule or regulation to add Holders to the Resale Registration Statement without filing a post-effective amendment, a Holder may request the inclusion of an amount of such Holder’s Registrable Securities in the Resale Registration Statement at any time or from time to time after the filing of the Resale Registration Statement, and the Company shall add such Registrable Securities to the Resale Registration Statement as promptly as reasonably practicable, and such Holder shall be deemed a Resale Holder. The Company shall not be obligated to effect, or take any action to effect, any Registration pursuant to this Section 6.2 if the Company has effected one Resale Registration Statement pursuant to this Section 6.2 and such Registration has been declared effective.

6.3                               Right of Deferral.  Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 6:

(a)                                 in the case of Section 6.1 only, if the Company, within 10 days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission within 60 days of receipt of such request (other than to a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing all reasonable efforts to cause such Registration Statement to become effective;

(b)                                 in the case of Section 6.1 only, within six months immediately following the effective date of any Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

(c)                                  in the case of Section 6.1 only, if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 6.2;

(d)                                 if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company’s obligation to use all reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder provided that the Company shall not exercise the right contained in this paragraph (c) more than once in any 12 month period; or

(e)                                  in the case of Section 6.2, during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated Registration Statement (other than to a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such Registration Statement to become effective.

6.4                               Registration of Other Securities in Demand Registration.  Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 6 may, subject to the provisions of Section 6.5, include securities of the Company other than Registrable Securities.

6.5                               Underwriting in Registration.

(a)                                 Notice of Underwriting.  If the Initiating Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 6, and the Company shall include such information in the written notice referred to in Section 6.1 or 6.2. The right of any Holder to participate in any such offering pursuant to Section 6 shall be conditioned upon such Holder’s agreement to participate in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting.

(b)                                 Inclusion of Other Holders in Demand Registration.  If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, may, in their sole discretion, on behalf of all Holders, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 6.  If, however, the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 7 hereof rather than Section 6, and it shall not count as a Registration for purposes of Sections 6.1 and 6.2 hereof.

(c)                                  Selection of Underwriter in Demand Registration.  The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative (“Underwriter’s Representative”) of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.

(d)                                 Marketing Limitation in Demand Registration.  If the Underwriter’s Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first, the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) second, the securities other than Registrable Securities, and (iii)

third, the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation.  If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement.  No Registrable Securities or other securities excluded from the underwriting by reason of this Section 6.5(d) shall be included in such Registration Statement.

(e)                                  Right of Withdrawal in Demand Registration.  If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter’s Representative and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement.  The securities so withdrawn shall also be withdrawn from the Registration Statement.

7.                                      Piggyback Registration.

7.1                               Notice of Piggyback Registration and Inclusion of Registrable Securities.  Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will:  (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 days after delivery of such written notice from the Company.

7.2                               Underwriting in Piggyback Registration.

(a)                                 Notice of Underwriting in Piggyback Registration.  If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7.1.  In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting to the extent provided in this Section 7.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter’s Representative for such offering.  The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 7.

(b)                                 Marketing Limitation in Piggyback Registration.  If the Underwriter’s Representative advises the Holders seeking registration of Registrable Securities pursuant to this Section 7 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 7.2(c)) may:

(i)                                     in the case of the Company’s initial Registered public offering, exclude some or all Registrable Securities held by Holders that are not Registration Investors from such registration and underwriting; and

(ii)                                  in the case of any Registered public offering subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 20% of the securities included in such Registration.

(c)                                  Allocation of Shares in Piggyback Registration.  If the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 7.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 7.2(b)) in the following manner:  The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation.  If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling stockholders shall be allocated among all other Holders thereof and other holders of securities (other than Registrable Securities) requesting and legally entitled to include such securities in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration.  No Registrable Securities or other securities excluded from the underwriting by reason of this Section 7.2(c) shall be included in the Registration Statement.

(d)                                 Withdrawal in Piggyback Registration.  If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter’s Representative delivered at least seven days prior to the effective date of the Registration Statement.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

8.                                      Expenses of Registration.  All Registration Expenses incurred in connection with two Registrations pursuant to Section 6.1, filing and maintaining the effectiveness of one Resale Registration Statement in accordance with this Agreement, any underwritten offering under the Resale Registration Statement pursuant to Section 6.5 and unlimited Registrations pursuant to Section 7, shall be borne by the Company.  All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered.  Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 6 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Registration pursuant to Sections 6.1 or 6.2, as applicable; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 6.  All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

9.                                      Termination of Registration Rights. The rights to cause the Company to register securities granted under Sections 6 and 7 of this Agreement and to receive notices pursuant to Section 7 of this Agreement shall terminate with respect to each Holder on the earliest to occur of: (a) the date that is the fourth year anniversary of the IPO, plus any period of time for which the Company has, or has invoked, a right of deferral under Section 6.3 hereof plus any period of time, subsequent to the date the Resale Registration Statement is first declared effective by the Commission, during which the effectiveness of the Resale Registration Statement has been suspended, withdrawn or delayed, (b) the date all of the Registrable Securities have been resold by such Holder and (c) such time as (i) such Holder, together with its Affiliates (as defined below), holds less than 5% of the outstanding capital stock of the Company (on an as-converted to Common Stock basis) and (ii) Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares that were previously Registrable Securities without limitation and without Registration such that upon such sale, new certificates for such shares not having a legend restricting transfer may be issued and such shares may be publicly resold without Registration. “Affiliate” means, with respect to any specified individual or entity, any other individual or entity who, directly or indirectly, controls, is controlled by, or is under common control with such individual or entity, including without limitation, any general partner, managing member, officer or director of such individual or entity or any venture capital fund or other fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such individual or entity.  For the purposes of clarity, the Company shall be required to maintain the effectiveness of all Registration Statements hereunder as provided in Section 10(a), and in no way shall this Section 9 terminate the obligation of the Company to maintain the effectiveness of a Registration Statement hereunder pursuant to Section 10(a).

10.                               Registration Procedures and Obligations.  Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 Prepare and file with the Commission each Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective and keep such Registration Statement effective: (i) in the case of a Resale Registration Statement, until the earlier of (A) the date that is the three year anniversary of the date such Resale Registration Statement is first declared effective by the Commission plus any period of time for which the Company has, or has invoked, a right of deferral under Section 6.3 hereof plus any period of time, subsequent to the date that such Resale Registration Statement is first declared effective by the Commission, during which the effectiveness of such Resale Registration Statement has been suspended, withdrawn or delayed, (B) the date that Holders have sold all Registrable Securities registered for resale thereunder and (C) the date when there are no longer any Registrable Securities registered for resale thereunder as a result of termination pursuant to Section 9; and (ii) in the case of any other Registration Statement, the earlier of (X) 120 days, (Y) the date that Holders have sold all Registrable Securities registered for resale thereunder and (Z) the date when there are no longer any Registrable Securities registered for resale thereunder as a result of termination pursuant to Section 9. For the avoidance of doubt, in the event a Resale Registration Statement is filed and declared effective on Form S-3 and, prior to the termination of registration rights set forth in Section 9 hereof, the Company becomes ineligible to use Form S-3, the Company will promptly notify each Holder and prepare and file with the Commission and cause to be declared effective a registration statement on Form S-1 (or any successor form thereto) for the purpose of registering for resale by, and for the account of, the Holders as selling stockholders thereunder, all of the remaining Registrable Securities previously registered for resale on such Resale Registration Statement, and references to the “Resale Registration Statement” hereunder shall be deemed to refer to such subsequent registration statement on Form S-1.

(b)                                 Prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement.

(c)                                  Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)                                 Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)                                   Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                  Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(h)                                 Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters (with a copy provided to each holder of Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with a copy provided to each holder of Registrable Securities).

(i)                                     Use all reasonable efforts to list the Registrable Securities covered by such registration statement with NASDAQ or any other securities exchange on which the Common Stock of the Company is then listed, or NASDAQ or such other securities exchange as shall be selected by the Company, or, if the Company fails to make an application to so list within 30 days of a request for the same by the Investors in connection with a Registered public offering involving an underwriting, as defined below, the Investors may determine the place of listing, subject to qualification by the Company to list its shares thereon.

(j)                                    Notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement, (ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement.

(k)                                 Make available for inspection upon reasonable notice during the Company’s regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

11.                               Information Furnished by Holder.  It shall be a condition precedent of the Company’s obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

12.                               Indemnification.

12.1                        Company’s Indemnification of Holders.  To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and constituent partners, and each person who controls such Holder within the meaning of the Securities Act, with respect to which Registration of Registrable Securities has been effected pursuant to this Agreement against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, “Damages’”) to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Holder, and each person who controls any such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Damage; provided, however, that the indemnity contained in this Section 12.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, or controlling person and stated to be for use in connection with the offering of securities of the Company.

12.2                        Holder’s Indemnification of Company.  To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such Registration is effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Damage, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder and stated thereon to be specifically for use in connection with the offering of such Holder’s Registrable Securities, provided, however, that the indemnity contained in this Section 12.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder’s liability under this Section 12.2 shall not exceed such Holder’s net proceeds from the offering of securities made in connection with such Registration.  For the avoidance of doubt, it is understood and agreed that the only such information furnished by any such Holder shall consist of (i) the legal name and address of such Holder set forth in the Holder’s respective footnote that appears under the caption “Principal and selling stockholders” of any Registration Statement registering the resale of such Holder’s Registrable Securities and (ii) the number of shares of Common Stock owned by such Holder before and after the offering (excluding percentages) that appears in the table (and corresponding footnotes) under the caption “Principal and selling stockholders” of any Registration Statement registering the resale of such Holder’s Registrable Securities.

12.3                        Indemnification Procedure.  Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof and generally summarize such action.  The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 12, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party.  The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 12, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 12.

12.4                        Contribution.  If the indemnification provided for in this Section 12 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of competent jurisdiction and by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

12.5                        Conflicts.  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

12.6                        Survival of Obligations.  The obligations of the Company and Holders under this Section 12 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.

13.                               Limitations on Certain Rights Granted to Other Holders of Securities.

13.1                        Limitations on Side Letters.  From and after the date of this Agreement, the Company shall not (a) enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights, except pursuant to Section 17.7, (b) enter into any investment agreements or related documents (including, without limitation, any side letters or ancillary documents) in connection with the Company’s sale of Series E-1 Preferred Stock and/or Series E-2 Preferred Stock (“Side Letters”), other than the Financing Documents, if such Side Letters provide the parties thereto with rights or benefits that are superior in nature or type to the rights and benefits in the Financing Documents, unless the rights and benefits proposed to be provided arise out of a law, regulation, order or other legal circumstance that is not then or potentially applicable to any other holder of Series E-1 Preferred Stock and/or Series E-2 Preferred Stock, or (c) modify the rights or benefits of existing holders of Convertible Securities if such modifications would provide such holders with rights or benefits that are superior in nature or type to the rights and benefits set forth in the Financing Documents unless the rights and benefits proposed to be provided arise out of a law, regulation, order or other legal circumstance that is not then or potentially applicable to any other holder of Preferred Stock.  For the sake of clarity, Section 13.1(b) shall not apply to agreements entered into with such parties other than in connection with the purchase of Series E-1 Preferred Stock and/or Series E-2 Preferred Stock and this Section 13.1 shall not limit the Company’s ability to grant licensing, distribution, manufacturing or other similar rights to strategic investors.

13.2                        Rights to Other Holders.  The Company will promptly provide each Senior Investor with true, complete and correct copies of any and all investment agreements and related documents (including, without limitation, any Side Letters) entered into by the Company and any party or parties in connection with the Company’s sale of Series E-1 Preferred Stock and/or Series E-2 Preferred Stock.  To the extent the Company provides on or after the date hereof, or has previously provided, to any party purchasing Series E-1 Preferred Stock or Series E-2 Preferred Stock any rights, benefits, preferences or privileges (including, without limitation, any special pricing, dividend rights, voting rights, conversion rights, liquidation rights, transfer rights or co-sale rights), pursuant to a Side Letter or otherwise in connection with such party’s purchase, more favorable in any material respect than the rights, benefits, preferences or privileges of any Senior Investor set forth in the Financing Documents or otherwise, then at the election of such Senior Investor, the Company and such Senior Investor shall work together in good faith to provide (whether by side letter or otherwise) such superior rights, benefits, preferences or privileges to such Senior Investor(s).  To the extent the Company, on or after the date hereof, modifies the rights, benefits, preferences or privileges afforded to any holder of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E-1 Preferred Stock and/or Series E-2 Preferred Stock (including, without limitation, dividend rights, voting rights, conversion rights, liquidation rights, transfer rights or co-sale rights but not including the right to designate a member of the Board or Board observer), pursuant to a side letter or otherwise, in a manner more favorable in any material respect than the rights, benefits, preferences or privileges of any Senior Investor set forth in the Financing Documents or otherwise, then the Company shall provide prompt notice to such Senior Investor and at the election of such Senior Investor, the Company agrees to provide (whether by side letter or otherwise) such superior rights, benefits, preferences or privileges to such Senior Investor.  For purposes of clarity, such rights, benefits, preferences or privileges shall be limited to financial terms and other rights, benefits, preferences and privileges which relate to the securities being purchased or are otherwise of the type customary for investment transactions similar to the Senior Investors’ investments in the Company, such as, without limitation, those contained in the Financing Documents, and shall not include agreements entered into with such parties other than in connection with the purchase of Preferred Stock nor shall it include licensing, distribution, manufacturing or other similar rights provided to strategic investors.  Any side letter necessary in order to provide superior rights, benefits, preferences or privileges to a Senior Investor pursuant to this Section 13.2 shall not be subject to the restrictions set forth in Section 13.1.

13.3                        Waiver Regarding Certain Existing Side Letter.  Notwithstanding anything herein to the contrary, each Investor waives any rights pursuant to Sections 13.1, and each Senior Investor waives any rights pursuant to Section 13.2, with respect to the letter agreement between the Company and Tasik dated July 16, 2013 and the letter agreement between the Company and Stanhope dated July 16, 2013; provided, however, that Sections 13.1 and 13.2 shall apply to the extent such letter agreements are hereafter modified or amended to provide the parties thereto with additional rights or benefits that are superior in nature or type to the rights and benefits in the Financing Documents.

13.4                        Termination of Section 13.1(a).  Section 13.1(a) shall terminate and be of no further force or effect upon the conversion of all the then outstanding shares of the Company’s Preferred Stock, $0.00001 par value per share, into Common Stock.

14.                               Transfer of Rights.  The rights and/or obligations under this Agreement, including, without limitation, the right to information under Section 2, the right of first refusal under Section 3 and the right to cause the Company to Register securities granted by the Company to the Investors under this Agreement, may be transferred, assigned or novated by any Holder provided that (i) the transferee or assignee must acquire at least 20,000 shares of such Holder’s Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and the shares of Convertible Securities or Registrable Securities acquired by said transferee or assignee must constitute at least 20% of Holder’s aggregate of Convertible Securities and Registrable Securities immediately prior to the transfer, assignment or novation, (ii) the Company must receive written notice prior to the time of said transfer, assignment or novation, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, (iii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company, (iv) the transferee or assignee must agree to be bound by the terms and conditions of this Agreement; and (v) such transfer, assignment or novation of Convertible Securities or Registrable Securities is made in compliance with applicable securities laws.  The foregoing notwithstanding, any Holder may transfer, assign or novate its rights under this Agreement and any and all of its Registrable Securities without the consent of the Company or regard to the restrictions of clause (i) above to such Holder’s affiliates, partners, members or any person who otherwise controls, is controlled by or is under common control with such Holder, and the Company shall use its reasonable best efforts to effectuate such transfer, assignment or novation; provided, however, that in connection with any such transfer, assignment or novation, upon the Company’s reasonable request, such transferee or assignee shall provide a customary representation with respect to its affiliate status, and in the case of a sale of Registrable Securities initially sold to a Holder pursuant to Regulation S, that such transferee or assignee is (a) a non-U.S. person (as defined in Regulation S), (b) that the applicable distribution compliance period under Regulation S has been complied with, or (c) that such transfer, assignment or novation is otherwise being made in compliance with an exemption from registration under the Securities Act.  The Company may unilaterally waive any part or all of the conditions to transfer, assignment or novation contained in this Section 14 (a “Waiver Transaction”), and will grant a similar waiver to each Major Series E Investor and each Wellington Investor (other than the transferor or assignor in the Waiver Transaction) provided that the closing of the transfer, assignment or novation by such Major Series E Investor or Wellington Investor occurs within 30 days of the Waiver Transaction and that the terms and conditions of the transfer, assignment or novation by such Major Series E Investor or Wellington Investor are substantially similar to the terms and conditions of the Waiver Transaction, including without limitation, the number of shares to be transferred, assigned or novated and the relationship of the transferee or assignee to the transferor, all as reasonably determined by the Company.  Notwithstanding anything herein to the contrary, to the extent a Major Series E Investor, Wellington Investor or Senior Investor transfers Shares pursuant to this Section 14 and in connection therewith proposes to transfer its rights under this Agreement which are conveyed to it as a result of its status as a Major Series E Investor, Wellington Investor or Senior Investor, respectively, such transferor shall notify the Company of such transfer of rights and upon the transfer becoming effective, the applicable transferee shall assume such rights and the transferor shall itself no longer qualify hereunder as a Major Series E Investor, Wellington Investor or Senior Investor, as applicable.

15.                               Market Standoff.  Each Holder hereby agrees that, if so requested by the Company and the Underwriter’s Representative (if any) in connection with the Company’s initial public offering of securities pursuant to a Registration Statement, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Company and the Underwriter’s Representative for such period of time (not to exceed 180 days) following the effective date of a Registration Statement of the Company (relating to the initial public offering of the Company’s securities) filed under the Securities Act as may be reasonably requested by the Underwriter’s Representative; provided, however, that if the Company and the Underwriter’s Representative shall waive such restriction with respect to any Holder, the Company and the Underwriter’s Representative shall also waive such restriction on substantially similar terms, and to the same extent and with respect to the same percentage of securities (relative to the total holdings of such Holder), with respect to each Major Series E Investor and Wellington Investor.  The obligations of each Major Series E Investor and Wellington Investor under this Section 15 shall be conditioned upon similar restrictions being in effect with each other stockholder of the Company who is an executive officer, director or holder of at least one percent of the total outstanding shares of the Company (calculated on an as-converted basis); provided that if the Company and the Underwriter’s Representative shall waive such restrictions with respect to any such stockholder, the Company and the Underwriter’s Representative shall also waive such restriction on substantially similar terms, and to the same extent and with respect to the same percentage of securities (relative to the total holdings of such stockholder), with respect to each Major Series E Investor and Wellington Investor.  All stock certificates evidencing Convertible Securities and Registrable Securities that have yet to be registered for resale on an effective Registration Statement shall bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RESTRICTION ON TRANSFER FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE ACT FOR AN INITIAL PUBLIC OFFERING OF THE CORPORATION’S SECURITIES PURSUANT TO AN AGREEMENT BY AND BETWEEN THE

CORPORATION AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.  A COPY OF THAT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

16.                               Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;

(b)                                 take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)                                  file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)                                 furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

17.                               Miscellaneous.

17.1                        Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding those laws that direct the application of the laws of another jurisdiction.  Subject to Sections 17.2 and 17.3, in the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties hereto agree that such action will be brought in the U.S. District Court of the District of Massachusetts, Middlesex County, and such parties hereby submit to the jurisdiction and venue of said court.

17.2                        Injunctive Relief.  Each party acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties for which monetary damages alone could not adequately compensate.  Accordingly, any non-breaching party shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity

(including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers not made in strict compliance with this Agreement) from any court of competent jurisdiction, without the necessity of posting a bond (or other security) and in addition to any other rights and remedies it may have.  The parties hereby submit to the jurisdiction and venue of said court of competent jurisdiction.

17.3                        Disputes.  Except as provided in Section 17.2, in the event of any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement, or to the breach, termination, invalidity, existence or interpretation hereof (singly or cumulatively hereinafter referred to as a “Dispute”) between the Company and any Principal Investor, the Company and such Principal Investor acknowledge and agree that their preference for resolution is by a face-to-face meeting between their respective senior executive officers or their designated representatives.  Notwithstanding the foregoing, in the event that a Dispute is not resolved within 30 days of one party’s written notice of such Dispute to the other party, then such Dispute, without prejudice to the parties’ rights to seek interim legal remedies such as injunctions, shall be finally settled by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (the “Rules”) by three arbitrators, one of which shall be selected by the Company, one of which shall be selected by such Principal Investor, and one of which shall be selected by the mutual agreement of the arbitrators selected by the Company and such Principal Investor, in each case in accordance with the Rules.  The place of arbitration shall be Boston, Massachusetts, and the arbitration shall be conducted in English.  The predominately losing party shall be responsible for the predominately prevailing party’s costs and expenses, including, without limitation, legal fees (including fees and expenses of internal legal personnel allocable to the Dispute that is the subject of such arbitration) in respect of the arbitration proceeding and any ancillary proceeding to obtain injunctive or other interim relief or to enforce a final arbitral award or other final relief.  The parties agree that all information concerning the arbitration (including the facts surrounding the Dispute that is the subject of such arbitration, the substance of such arbitration and the Dispute, any interim or final relief awarded, any other result of such arbitration and the existence of such arbitration) shall remain confidential and not be disclosed, except as may be required to obtain any injunctive or other interim relief, or enforce any arbitral award or other final relief.

17.4                        Counterpart and Facsimile Signature Pages.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile signature (including signatures in Adobe PDF or similar format).

17.5                        Headings.  The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

17.6                        Notices.  Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or 15 business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor’s address as set forth on Exhibit A, or at such other address as the Company or such Investor may designate by 10 days’ advance written notice to the other parties hereto.

Notwithstanding the foregoing, notices by the Company to a Senior Investor shall be given via electronic mail transmission and the Company shall also provide such Senior Investor hard copies of such notice via express courier service.  Upon request from such Senior Investor, the Company shall make available such notice in either downloadable or printable format.  In addition, for any relevant notice period of less than 10 business days, the Company shall provide Investors who have mailing addresses outside of the United States with one extra business day to comply with the provision to which such notice period relates.

17.7                        Additional Investors.  Persons who become holders of Convertible Securities and who execute a counterpart signature page to this Agreement shall become parties hereto, and no consent or waiver of any other party hereto, other than the Company, shall be required to add any such additional party.  The Company may unilaterally amend Exhibit A of this Agreement to add such new Investors.

17.8                        Amendment or Waiver of Agreement.  Any provision of this Agreement may be amended or waived only by a written instrument signed by the Company and by Investors holding a majority of the Registrable Securities (calculated on an as-converted basis); provided, however, that:

(a)                                 any amendment or waiver adverse to Investors then holding Series E-1 Preferred Stock and Series E-2 Preferred Stock of the Company relative to Investors then holding any other series of Convertible Securities shall also require the consent of Investors holding a majority of all Series E-1 Preferred Stock and Series E-2 Preferred Stock then held by all such Investors, voting together as a single class on an as-converted basis;

(b)                                 any amendment or waiver adverse to a particular Major Series E Investor relative to all other holders of Series E-1 Preferred Stock and Series E-2 Preferred Stock shall also require the consent of such Major Series E Investor;

(c)                                  any amendment or waiver with respect to the definition of “Major Series E Investor” adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(d)                                 any amendment or waiver with respect to the definition of “Senior Investor” (including, for the avoidance of doubt, any amendment or waiver with respect to definitions of any terms used therein) adverse to a Senior Investor, other than amendments solely to add future, new Investors, shall also require the consent of such Senior Investor;

(e)                                  any amendment or waiver with respect to the definition of “Wellington Investor” adverse to any particular Wellington Investor shall also require the consent of that particular Wellington Investor;

(f)                                   any amendment or waiver to Section 2.4(a) shall also require the consent of Investors holding a majority of the Registrable Securities (calculated on an as-converted basis) held by the Major Series E Investors;

(g)                                  any amendment or waiver to Section 2.4(b) adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(h)                                 any amendment or waiver to Section 3 adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(i)                                     any amendment or waiver to Section 4.4 adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(j)                                    any amendment or waiver to Section 4.5 adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(k)                                 any amendment or waiver to Section 4.6 adverse to a Major Series E Investor that is not a “U.S. Person” shall also require the consent of such Major Series E Investor;

(l)                                     any amendment or waiver to Section 4.7 adverse to a Major Series E Investor or Wellington Investor shall also require the consent of such Major Series E Investor or Wellington Investor;

(m)                             any amendment or waiver to Section 4.8 shall also require the consent of Investors holding a majority of the Registrable Securities (calculated on an as-converted basis) held by the Major Series E Investors;

(n)                                 any amendment or waiver to Section 5 adverse to a Senior Investor shall also require the consent of such Senior Investor;

(o)                                 any amendment or waiver to Sections 13.2 or 13.3 adverse to a Senior Investor shall also require the consent of such Senior Investor;

(p)                                 any amendment or waiver to Section 14 adverse to a Major Series E Investor shall also require the consent of such Major Series E Investor;

(q)                                 any amendment or waiver to Section 15 shall also require the consent of Investors holding a majority of the Registrable Securities (calculated on an as-converted basis) held by the Major Series E Investors;

(r)                                    the Company shall not fail to enforce, waive or amend the transfer restrictions set forth in Section 15 for the benefit of any Major Investor without making the same benefit available to each Major Series E Investor;

(s)                                   any amendment or waiver adverse to the rights of a particular Wellington Investor or Major Series E Investor in a manner that is materially disproportionate relative to the amendment or waiver of the same rights of other Investors (or any other group of Investors) shall require the consent of the particular Wellington Investor or Major Series E Investor that is so materially disproportionately affected;

(t)                                    the Company may unilaterally amend Exhibit A of this Agreement to add new Investors pursuant to Section 17.7;

(u)                                 any amendment or waiver to (i) Section 17.8(a) shall also require the consent of Investors holding a majority of all Series E-1 Preferred Stock and Series E-2

Preferred Stock then held by all such Investors, voting together as a single class on an as-converted basis, (ii) Section 17.8(b) that is adverse to the Major Series E Investors shall also require the consent of each Major Series E Investor, and (iii) any of Sections 17.8(c) through (q) that is adverse to the Investors or group of Investors referenced in any such Section shall require the same approval as if such amendment or waiver were to the provision referenced in such Section; and

(v)                                 without limiting the foregoing, it is understood that for purposes of Sections 17.8(d) through (q) (other than Sections 17.8(e), (k) and (o)) any amendment or waiver that is adverse to any group of Investors referenced therein (or to which the provision referenced therein applies) is also adverse to each Major Series E Investor or Senior Investor, as applicable, in such group of Investors and will require the individual consent of each such Major Series E Investor or Senior Investor, as applicable, in such group of Investors.

17.9                        Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

17.10                 Entire Agreement; Successors and Assigns.  This Agreement constitutes the entire contract among the Company and the Investors relative to the subject matter hereof.  Any previous agreement between the Company and any Investor concerning Registration rights, including the Prior Agreement, is superseded by this Agreement.  In addition, any ongoing obligations of the Company pursuant to any investment agreements and related documents (including, without limitation, any side letters or ancillary documents) other than the Financing Documents in connection with the Company’s sale of Series E-1 Preferred Stock and/or Series E-2 Preferred Stock are hereby terminated, specifically (and solely) excluding the amended and restated letter agreement between the Company and Tasik dated July 16, 2013 and the amended and restated letter agreement between the Company and Stanhope dated July 16, 2013.  Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Company:	CONFORMIS, INC.
a Delaware corporation

/s/ Philipp Lang
Philipp Lang, M.D., Chief Executive Officer

	Address:	28 Crosby Dr.
Bedford, MA 01730

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	aeris CAPITAL Archer L.P.

	By:	/s/ Gregory Link

	Name:	Gregory Link
[If signing on Behalf of Entity]

	Title:	Director

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	AGC EQUITY PARTNERS SPECIAL OPPORTUNITIES FUND I L.P
[Print Full Name of Entity or Individual]

	By:	/s/ W. Abu-Sudd
[Signature]

	Name:	WALID ABU-SUUD
[If signing on Behalf of Entity]

	Title:	DIRECTOR OF GENERAL PARTNER
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	HOFUNG HOLDINGS LIMITED
[Print Full Name of Entity or Individual]

	By:	/s/ Patrick Ho
[Signature]

	Name:	Patrick Ho
[If signing on Behalf of Entity]

	Title:	Director
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	NewtrAx LLC
[Print Full Name of Entity or Individual]

	By:	/s/ Michael D. Milligan
[Signature]

	Name:	Michael D. Milligan
[If signing on Behalf of Entity]

	Title:	President
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Procific
[Print Full Name of Entity or Individual]

	By:	/s/ Khalifa Jaber Zaal Khalifa AlFalasi
[Signature]

	By:	/s/ Ahmed Mohamed Gnubash Saeed Almarri
[Signature]

	Name:	Khalifa Jaber Zaal Khalifa AlFalasi
[If signing on Behalf of Entity]

	Title:	Authorised Signatory
[If signing on Behalf of Entity]

	Name:	Ahmed Mohamed Gnubash Saeed Almarri
[If signing on Behalf of Entity]

	Title:	Authorised Signatory
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	SGR Sagittarius Holding AG

	By:	/s/ Martin Hess	/s/ Sonja Frech
Signature

	Name:	Martin Hess	Sonja Frech

	Title:	Director	Director

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Stanhope Investments
[Print Full Name of Entity or Individual]

	By:	/s/ Mohamed Ali Al Dhaheri /s/ Mark Cutis
[Signature]

	Name:	Mohamed Ali Al Dhaheri & Mark Cutis
[If signing on Behalf of Entity]

	Title:	Director & Business Officer
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	TASIK TEMENGGOR INVESTMENTS (CAYMAN
ISLANDS LIMITED)
[Print Full Name of Entity or Individual]

	By:	/s/ Fares Zahir
[Signature]

	Name:	Fares Zahir
[If signing on Behalf of Entity]

	Title:	Chief Executive Officer, Xeraya Capital
Labuan LTD.
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	THORNER VENTURES
[Print Full Name of Entity or Individual]

	By:	/s/ Tom Thorner
[Signature]

	Name:	Tom Thorner
[If signing on Behalf of Entity]

	Title:	Managing Partner
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	VERON INTERNATIONAL LIMITED
[Print Full Name of Entity or Individual]

	By:	/s/ Leung Wing Kong Joseph
[Signature]

	Name:	Leung Wing Kong Joseph
[If signing on Behalf of Entity]

	Title:	Director
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Alpha Opportunities Fund
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Alpha Opportunities Trust
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Hartford Growth Opportunities HLS Fund
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	North River Investors (Bermuda) L.P.
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Hawkes Bay Master Investors (Cayman) LP
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Mid Cap Stock Fund
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Mid Cap Stock Trust
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	North Rivers Partners, L.P.
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Salthill Investors (Bermuda) L.P.
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Information and Registration Rights Agreement as of the date first above written.

Investor:	Salthill Partners, L.P.
[Print Full Name of Entity or Individual]

	By:	/s/ Emily Babalas
[Signature]

	Name:	Emily D. Babalas
[If signing on Behalf of Entity]

	Title:	Managing Director and Counsel
[If signing on Behalf of Entity]

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR NAME

Abdel Kerim Karim
Abdul Khalil Bin Ali
Abdulaziz M Alabdulkader
Adnan S. Abrahim
Aeris Capital Archer L.P.
AGC Equity Partners Special Opportunities Fund I L.P.
Agree Investment Group LLC
Alan Mendelson
Alasfoor, Waleed
Aletheia Partners Limited
Alshaab Holding Company
ANMA Venture GmbH
Annick Isabelle Marcoux
Anthony C. Mallis
Baar, Stephan
Bernard J. Leff
BioMedical Sciences Investment Fund
Bistany, Ronald
Black Meadow Limited
Blacutt-Underwood Children’s Trust
Blandine Medecin
Blem, Donald
Bollinger, Bruce
Boneglove, Inc
Boston Life Science Venture Corp.
Brian Anderson
Carl Lasner
Carlos Haddad
CBI GmbH
CD Venture GmbH
CDIB Biotech U.S.A Investment, Co., Ltd.

INVESTOR NAME

Centurion Asia Private Equity Fund
Chak, Daniel Lee Tin
Chan Hoi Sing Harold
Chan, Michael Man Tung
Chang, Joseph Y.
Charlotte Christman
Chataway, James
Chen, Dr. Chang C.
Chenyi Qian
Chiu, Ming Hui
Chuen, Tong Pak
CJAC Family Properties LTD
Cohen, Michael
Cooper, Nicholas
Corniche Capital Holdings Inc.
Dashti, Saeed Ismael
Der Yang Biotechnology Venture Capital Co. Ltd (Sunsino)
Diao, Edward
Dixcarre U.S Fund I, L.P.
Edragon Investments Limited
Engleman Family Trust
Engles, J.N.
Erik Jansen IRA, Morgan Stanley & Co., Custodian
Erwin Jay and Barbara Lack
Farid Virani
FDHAA Properties, LP
FFI 2011 Fund
First, Kenneth R.
Frances Leff
Fubon Financial Holding Venture Capital Corp.
Gaston, Richard F.
Gaylor 1992 Charitable Remainder Trust
George M. Milne Jr.

INVESTOR NAME

George P. Gee and John F. Gee
GGC Medical Ventures LTD
Gold Supreme Investments Limited (Nesbitt)
Hamza Benmoussa
Hans Ulrich Bueff
Heimann, Christian
HF Properties, LTD
Hikmat Fadi Khayat
Hirzel, Alan
Ho (Hong Siu), Tony
Ho Phaik May
Ho, Patrick
Hofung Holdings Limited
Holmes Family Grandchildren, Limited
Huang, Ha Lin Yip
Hugh B. and Carol P. Blacutt-Underwood Trust dated December 11, 2000
Investment & Trading (Gulf) Enterprises B.S.C.
Isono, Steven S. M.D.
Jade Treasure Holdings Limited
Jean Rodelato
JPM Partners, LLC
Jurick, Gottfried
Kaplan Children’s Trusts of 1992
Kay Holmes
Ko, Oliver
Kollakis, Hazel
Kopercrest Capital Holdings Inc.
Kwartowitz, Mark
Labib, Sameh
Lai, N.C. Joseph
Laila S.H. Sultan
Lau Yuk Ping
Lederman, Ron
Lee, Victor S.
Leung Chi Ying (Kathy)

INVESTOR NAME

Leung, Nai Ping
Liang-Chen, Lee
Liu, Mei-Ann
Luciano Catoni
Magic Rise Group Limited
Maguire, John Martin
Mamoun S. Hariri
Mario Kozma
Middleton, Edward Simon
Moelleken, Wolfgang W.
Mundt, Peter
Nariana SA
National Financial Services FBO Kay Holmes
National Financial Services FBO Kyle Herm
National Financial Services FBO Lillian Gaylor
National Financial Services FBO Roy Walter
National Financial Services FBO Suzanne Owens
National Financial Services FBO Wesley Kubesch
Ned S. Holmes Children’s Trust FBO Allison Spradley Holmes
Ned S. Holmes Children’s Trust FBO Erin Elizabeth Holmes
Ned S. Holmes Profit Sharing Plan
NewtrAx LLC
O’Brien, Kevin /O’Brien, Sonja Moelleken
Open Sesame Investments Inc.
Orna Shulman
Osborn, James
Pak-Chuen, Tong
Palomara Limited (Register #1640331)
PB Invest GmbH
PED-CNFRMS-C, LLC
PED-CNFRMS-D, LLC
Poon, Leonard Carlton
Procific

INVESTOR NAME

Reem Sami Al Rasheed
Robert Murphy, F. Balestra Trustees Irrevocable Trust 12/10/98
Robin Kosberg Trust
Roger Neil Mitchell
Roman & Komal Hingorani
Romane and Robert Flammang
Roth IRA FBO Katherine Greene
Sadi Al Othman
Sadoon Al-Eisa
Salam, Atef A.
Samir Abou Gergi
Samuel Francis McKay
Saud Abdulaziz Abdulmohsen Al Rashed
SBG Sparkassenbeteiligungsgesellschaft Sachsen-Anhalt mbH
Securities & Investment Company B.S.C. (closed)
SENJA HOLDINGS LLC
SGR Sagittarius Holding AG
Shane Battier Living Trust
Shibata, Timothy
Shun Hing Capital (Asia) Limited
Sommadossi, Jean-Pierre
Stacy Graubart
Stanhope Investments
Start Consult
Stephen Paul John Matthews
Striker Asia Opportunities Fund Corporation
Tabaris Capital
Taiwan Global Biofund
Tam, Teddy
Tasik Temenggor Investments (Cayman Islands) Limited
Tauber Revocable Trust UTD 09/20/03
Tauber, Paul
Teddy T.S. Tam and Kelly K.S. Tam Revocable Trust dated August 27, 1996

INVESTOR NAME

The Choy Family Trust dated 10/31/2001, Survivor’s Trust
The Jerry Owens Charitable Remainder UniTrust No. 2
The Kung Family Trust Dated February 8, 2002
Thorner Ventures
Timberton Enterprises Limited
Torrey Mitchell
Tze Kan Fat
Ubeda, Dolores
Udden Ltd
Venture Vest II
Veron International Limited
Welinkar, Anil
William K Nemzin Deceased Grantor Trust
Wong, Roger Y.
Yim, Stephen
Zach’s Family Foundation Inc.
Zah, Josephine Ann
Wellington Investors:
Alpha Opportunities Fund
Alpha Opportunities Trust
Hartford Growth Opportunities HLS Fund
Hawkes Bay Master Investors (Cayman) LP
Mid Cap Stock Fund
Mid Cap Stock Trust
North River Investors (Bermuda) L.P.
North River Partners, L.P.
Salthill Investors (Bermuda) L.P.
Salthill Partners, L.P.